UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2005
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                     Commodore Separation Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

                Delaware                   0-22291              11-3299195
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    (State or other jurisdiction of      (Commission         (I.R.S. Employer
     incorporation or organization)      File Number)       Identification No.)

150 East 58th Street, Suite 3238
New York, New York                                                 10155
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.  Changes in Registrant's Certifying Accountant.

         Effective  December  13,  2005,  Tanner  LC  (Tanner)  resigned  as the
independent   registered   public   accounting  firm  of  Commodore   Separation
Technologies, Inc. (the Registrant).

         The reports of Tanner on the Registrant's financial statements for each of the two fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports contained an explanatory paragraph describing the existence of substantial doubt about the Registrant's ability to continue as a going concern. The Registrant did not prepare financial statements for the fiscal year ended December 31, 2004.

         During the years ended December 31, 2003 and 2002 and through December 13, 2005, there were no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Tanner, would have caused Tanner to make reference to the matter in its reports on the Registrant's financial statements for such periods.

         During the two most recent audited fiscal years and through December 13, 2005, no information is required to be reported under Item 304(a)(1)(iv)(B) of Regulation S-B.

         The Registrant has provided Tanner with a copy of this Current Report on Form 8-K and has requested Tanner to furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements.

         The Registrant has not yet selected a new certifying accountant.

Item 9.01.          Financial Statements and Exhibits.

         (d)      Exhibits.

         Exhibit No.                Description
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         16.1                       Tanner LC Letter, dated February 7, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMMODORE SEPARATION TECHNOLOGIES, INC.


Date:  February 8, 2006             By: /s/ Andrew P. Oddi
                                    ----------------------
                                          Andrew P. Oddi
                                          President and Chief Financial Officer

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                                  EXHIBIT INDEX

         Exhibit No.                Description
         ---------------------------------------

         16.1                       Tanner LC Letter, dated February 7, 2006.

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